UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2014

EVERGREEN-AGRA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53902	98-04660379
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

481 West Bay Rd. Grand Cayman, Cayman Islands KY1-9006
(Address of Principal Executive Offices)

345-321-0165
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02
Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

Effective July 02, 2014 the Board of directors of the Company accepted the resignation of Adrian Towning as the Company’s Chief Financial Officer and appointed Richard Specht, as the Company’s Interim Chief Financial Officer. The appointment of Richard Specht as the Company’s interim Chief Financial Officer was not based on any prior understanding or arrangement.

Effective July 02, 2014 the Board of directors of the Company accepted the resignation of Charles Hamouth as the Company’s Chief Operating Officer.

As a result Management will consist of 3 (Three) as follows;

Rene Hamouth
Chief Executive Officer / Director

Facundo I. Bacardi
Senior Advisor / Director

Richard Specht
Corporate Secretary / Interim Chief Financial Officer / Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc

By /s/ Rene Hamouth
Date: July 3, 2014 Rene Hamouth / CEO